Exhibit 1

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13d-1(k)(l)

            The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  March 15, 2001              GDK, Inc.

                                    By: /s/ Joe Kelly
                                        ----------------------------------------
                                        Name:  Joe Kelly
                                        Title: Vice President and Treasurer

                                    By: /s/ Maxwell Quin
                                        ----------------------------------------
                                        Name:  Maxwell Quin
                                        Title: Vice President


                                    CAXTON INTERNATIONAL LIMITED

                                    By: /s/ Joe Kelly
                                        ----------------------------------------
                                        Name:  Joe Kelly
                                        Title: Treasurer

                                    By: /s/ Maxwell Quin
                                        ----------------------------------------
                                        Name:  Maxwell Quin
                                        Title: Secretary


                                    CAXTON EQUITY GROWTH LLC

                                    By: /s/ Scott B. Bernstein
                                        ----------------------------------------
                                        Name:  Scott B. Bernstein
                                        Title: Secretary, Caxton Associates,
                                               Manager


                                    CAXTON EQUITY GROWTH (BVI) LTD

                                    By: /s/ Maxwell Quin
                                        ----------------------------------------
                                        Name:  Maxwell Quin
                                        Title: Secretary

                                    By: /s/ Scott B. Bernstein
                                        ----------------------------------------
                                        Name:  Scott B. Bernstein
                                        Title: Director

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                                    CAXTON ASSOCIATES, L.L.C.

                                    By: /s/ Scott B. Bernstein
                                        ----------------------------------------
                                        Name:  Scott B. Bernstein
                                        Title: Secretary

                                                /s/ Bruce S. Kovner
                                    --------------------------------------------
                                    Bruce S. Kovner, by Scott Bernstein
                                    Attorney-in-Fact